                              AGREEMENT OF MERGER

          AGREEMENT OF MERGER dated as of April 25, 1999 (the "Agreement"), between EMONS TRANSPORTATION GROUP, INC., a Delaware corporation ("ETG"), with
                                                                   ---
its principal place of business located at 96 South George Street, York, PA 17401 and ETG Merger Corporation, a Delaware corporation ("NEWCO"), with its
                                                           -----
principal place of business located at 96 South George Street, York, PA 17401.

          NEWCO is a corporation duly organized and existing under the laws of the State of Delaware, and has an authorized capital stock consisting solely of 1,000 shares of common stock, par value $.01 per share (the "NEWCO Common
                                                             ------------
Stock"), of which 100 shares are issued and outstanding. NEWCO is a wholly-owned
-----
subsidiary of ETG.

          The Boards of Directors of NEWCO and ETG, deeming is desirable that NEWCO be merged with and into ETG as permitted by the Delaware General Corporation Law, as amended (the "DGCL"), under and pursuant to the terms and
                                  ----
conditions hereinafter set forth, have by resolutions duly approved and adopted this Agreement and have directed that this Agreement be submitted to their respective stockholders for approval and adoption.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto do agree as follows:

                                   ARTICLE I

                     THE MERGER, THE SURVIVING CORPORATION
                             AND THE EFFECTIVE DATE

          1.1  The Merger.  In accordance with the provisions of the DGCL, on
               ----------
the Effective Date (as hereinafter defined), NEWCO shall be merged with and into ETG (the "Merger"), which shall be, and is herein sometimes referred to as, the
          ------
"Surviving Corporation." Upon the Effective Date, the name of the Surviving
 ---------------------
Corporation shall be "Emons Transportation Group, Inc." NEWCO and ETG are herein sometimes referred to as the "Constituent Corporations."
                              ------------------------

          1.2  The Surviving Corporation.  From and after the Effective Date,
               -------------------------
the corporate existence of ETG, with all its rights, privileges, immunities, powers and purposes, shall continue unaffected and unimpaired by the Merger, and the corporate existence of NEWCO, with all its rights, privileges and immunities, shall be merged into ETG and ETG shall, as the Surviving Corporation, be fully vested therewith in accordance with the applicable laws of the State of Delaware. The separate existence and corporate organization of NEWCO, except insofar as they may be continued by statute, shall cease on the Effective Date.

          1.3  Closing and Effective Date.  The closing of the transactions
               --------------------------
contemplated by this Agreement shall take place at the offices of ETG, 96 South George Street, York, Pennsylvania 17401 on June 23, 1999 or on such later date as is agreed to by the parties (except as otherwise provided herein). The Merger shall become effective at the close of business on the date of the filing of a Certificate of Merger in accordance with the DGCL. The date on which the Merger shall become effective is herein called the "Effective Date."
                                                    --------------

                                   ARTICLE II

                          CERTIFICATE OF INCORPORATION
                        BY-LAWS, BOARD OF DIRECTORS AND
                       OFFICERS OF SURVIVING CORPORATION

          2.1  Certificate of Incorporation.  From and after the Effective Date,
               ----------------------------
the Certificate of Incorporation of ETG shall be the certificate of incorporation of the Surviving Corporation, until altered, amended or repealed in accordance with the provisions thereof and of applicable law.

          2.2  By-Laws.  The by-laws of ETG, in effect at the Effective Date,
               -------
shall be the by-laws of the Surviving Corporation, until altered, amended or repealed in accordance with the provisions thereof, of the certificate of incorporation and of applicable law.

          2.3  Board of Directors and Officers.  The directors and officers of
               -------------------------------
ETG on the Effective Date shall be the directors and officers of the Surviving Corporation as of the Effective Date. Such directors and officers shall serve until their respective successors are duly elected and qualified.


                                  ARTICLE III

                          TREATMENT OF SHARES OF EACH
                            CONSTITUENT CORPORATION

          3.1  Common Stock of NEWCO.  On the Effective Date, each share of
               ---------------------
NEWCO Common Stock outstanding immediately prior to the Merger shall be canceled.

          3.2  Common Stock of ETG.  On the Effective Date, each share of ETG
               -------------------
common stock, par value $.01 per share, outstanding immediately prior to the Merger ("ETG Common Stock") shall remain outstanding and each Share of $.14
         ----------------
Series A Cumulative Convertible Preferred Stock, par value $.01 per share ("Convertible Preferred Stock") (other than Convertible Preferred Stock as to
  ---------------------------
which dissenters' rights of appraisal have been perfected under the DGCL) will be exchanged for 1.1 fully-paid and nonassessable shares of ETG Common Stock.

          3.3  Sole Rights.  From and after the Effective Date, the holders of
               -----------
certificates evidencing ownership of shares of NEWCO Common Stock outstanding immediately prior thereto shall cease to have any rights with respect to such stock except as otherwise provided herein or by law.


                                   ARTICLE IV

                       TRANSFER OF ASSETS AND LIABILITIES

          4.1  Certain Effects of Merger.  At the Effective Date, all rights,
               -------------------------
privileges, powers and franchises, of a public as well as of a private nature, of each of the Constituent Corporations shall be possessed by the Surviving Corporation, subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation, and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise under the laws of the State of Delaware or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall at the Effective Date attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

          4.2  Supplementary Action.  If at any time after the Effective Date
               --------------------
any further assignments or assurances in law or any other things are necessary or desirable to vest or to perfect or confirm or record in the Surviving Corporation the title to any property or rights of either of the Constituent Corporations, or otherwise to carry out the provisions of the Agreement, the proper officers and directors of the respective Constituent Corporations as of the Effective Date shall execute and deliver any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest or to perfect or confirm title to such property or rights in the Surviving Corporation, and otherwise to carry out the purposes and provisions of this Agreement.


                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF NEWCO

          NEWCO represents and warrants to ETG as follows:

          5.1  Organization and Existence.  NEWCO is a corporation duly
               --------------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

          5.2  Capitalization.  The authorized capital stock of NEWCO consists
               --------------
of 1,000 shares of NEWCO Common Stock, of which 100 shares are issued and outstanding on the date hereof. Each outstanding share of NEWCO Common Stock is duly and validly issued, fully paid and nonassessable, and has not been issued in violation of any preemptive right of stockholders.

          5.3  Subsidiaries and Affiliates.  NEWCO does not directly or
               ---------------------------
indirectly own more than 50% of the outstanding capital stock of any other corporation.

          5.4  Stock Options and Conversion Rights.  NEWCO does not have
               -----------------------------------
outstanding any stock, other security, option or warrant, nor does there exist any other legal or contractual right, which entitles the holder thereof to purchase or otherwise acquire any capital stock or other security of or other interest in NEWCO or to convert the same into any capital stock or other security of or other interest in NEWCO.

          5.5  Authority and Approval.  NEWCO has full corporate power and
               ----------------------
authority to execute, deliver and perform this Agreement, and, upon the requisite approval thereof by ETG, its sole stockholder, all corporate action of NEWCO necessary for such execution, delivery and performance will have been duly taken. Such execution, delivery and performance do not require any action or consent of, or any registration with, any governmental regulatory body or other authority or of any other party under any contract, agreement or other undertaking, or under any order or decree to which NEWCO or any subsidiary or affiliate is a party to which any of their properties or assets are subject and will not conflict with or entitle any party to terminate or call a default under, any such contract, agreement, undertaking, order or decree.

          5.6  Litigation.  There is no action, suit or other litigation or
               ----------
proceeding or governmental investigation pending, or to the knowledge of the officers of NEWCO, threatened or in prospect with respect to its businesses, properties or assets, which, if adversely determined, would have a material adverse effect upon the assets or business of NEWCO.

          5.7  Material Contracts.  NEWCO is not a party to any material
               ------------------
contract, instrument or undertaking.


                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF ETG

          ETG represents and warrants to NEWCO as follows:

          6.1  Organization and Existence.  ETG is a corporation duly organized,
               --------------------------
validly existing and in good standing under the laws of the State of Delaware. All the issued and outstanding shares of capital stock of ETG have been duly authorized by all necessary corporate action, and are validly issued, fully paid and nonassessable.

          6.2  Authority and Approvals.  ETG has full corporate power and
               -----------------------
authority to execute, deliver and perform this Agreement and, upon the requisite approval thereof by its stockholders, all corporate action of ETG necessary for such execution, delivery and performance does not require any action or consent of, or any registration with, any governmental regulatory body or other authority or of any other party under any contract, agreement or other undertaking or under any order or decree to which ETG is a party or to which any of its properties or assets are subject and will not conflict with, or entitle any party to terminate or call a default under, any such contract, agreement undertaking, order or decree.


                                  ARTICLE VII

                                COVENANTS OF ETG

          7.1  Stockholders' Meeting.  ETG will call a special meeting of its
               ---------------------
stockholders (the "ETG Special Stockholders Meeting") to be held on June 23,
                   --------------------------------
1999 (or such later date upon which the parties shall agree) to submit this Agreement and the transaction contemplated hereby for their approval.

          7.2  ETG Proxy Statement.  ETG will prepare and send to its
               -------------------
stockholders, for purposes of considering and voting upon this Agreement at the ETG Special Stockholders' Meeting, a proxy statement satisfying the applicable requirements of Delaware law and complying as to form in all material respects with all applicable state and federal law and the rules and regulations thereunder (such proxy statement in the form mailed by ETG to its stockholders, together with any and all amendments and supplements thereto, herein referred to as the "ETG Proxy Statement").
        -------------------

                                  ARTICLE VIII

                           COVENANTS OF NEWCO AND ETG

          8.1  Certain other Covenants.  Prior to the Effective Date, NEWCO and
               -----------------------
ETG will make every reasonable effort to obtain such written consents, approvals, authorizations, modifications, rulings and opinions from third parties or take such measures and actions as may be necessary or appropriate to allow the consummation of the transactions contemplated hereby.


                                   ARTICLE IX

                        CONDITIONS TO OBLIGATIONS OF ETG

          The obligations of ETG to effect the transactions contemplated hereby are subject to the satisfaction of the condition set forth in Section 8.1 and, at its option, the satisfaction or waiver of the following other conditions:

          9.1  ETG Stockholders' Approval.  The requisite approval of this
               --------------------------
Agreement shall have been given by the stockholders of ETG.

          9.2  Consents, Approvals, Authorizations, Modifications and Rulings.
               --------------------------------------------------------------
All consents, approvals, authorizations, modifications and rulings required or, in the opinion of ETG, necessary in connection with the execution, delivery and performance of this Agreement and the consummation of the Merger and related transactions shall have been obtained (whether from government authorities or other persons) and shall be in form and substance satisfactory to ETG.

          9.3  Representations, Warranties and Agreements of NEWCO.  All
               ---------------------------------------------------
representations and warranties made herein by NEWCO shall be true in all material respects as of the date made and as of the Effective Date; NEWCO shall have performed in all material respects the obligations and agreements undertaken by NEWCO herein to be performed at or prior to the Effective Date; and NEWCO shall have delivered to ETG a certificate to such effect, dated the Effective Date, signed by the President and the Treasurer or Secretary of NEWCO.

          9.4  Absence of Litigation.  No claim, action, suit or proceeding
               ---------------------
shall be pending or threatened against any of the parties hereto or any of their affiliates which, if adversely determined, would prevent or hinder consummation of the Merger contemplated by this Agreement, result in the payment of substantial damages as a result of such Merger and the transactions contemplated hereby or otherwise impair the benefits contemplated hereby.


                                   ARTICLE X

                       CONDITIONS TO OBLIGATIONS OF NEWCO

          The obligation of NEWCO to effect the transactions contemplated hereby are subject to the satisfaction of the condition set forth in Section 8.1 and, at its option, the satisfaction or waiver of the following other conditions.

          10.1 NEWCO Stockholders' Approval.  The requisite approval of this
               ----------------------------
Agreement shall have been given by the stockholder of NEWCO.

          10.2  Consents, Approvals, Authorizations, Modifications and Rulings.
                --------------------------------------------------------------
All consents, approvals, authorizations, modifications and rulings required or, in the opinion of NEWCO, necessary in connection with the execution, delivery and performance of this Agreement and the consummation of the Merger and related transactions shall have been obtained (whether from governmental authorities or other persons) and shall be in form and substance satisfactory to NEWCO.

          10.3  Representations, Warranties and Agreements of ETG.  All
                -------------------------------------------------
representations and warranties made herein by ETG shall be true in all material respects as of the date made and as of the Effective Date; ETG shall have performed in all material respects the obligations and agreements undertaken by ETG herein to be performed at or prior to the Effective Date; and ETG shall have delivered to NEWCO a certificate to such effect, dated the Effective Date, signed by an executive officer thereof.

          10.4  Absence of Litigation.  No claim, action, suit or proceeding
                ---------------------
shall be pending or threatened against any of the parties hereto or any of their affiliates which, if adversely determined, might prevent or hinder consummation of the Merger contemplated by this Agreement, result in the payment of substantial damages as a result of such Merger and the transactions contemplated hereby or otherwise impair the benefits contemplated hereby.


                                   ARTICLE XI

                   CONDITIONS TO OBLIGATIONS OF ETG AND NEWCO

          The obligations of ETG and NEWCO to effect the transactions contemplated hereby are subject to the satisfaction or waiver of the conditions set forth as follows:

          11.1  Stockholder Approval.  This Agreement shall have been approved
                --------------------
and adopted by the stockholders of both of the Constituent Corporations in accordance with Delaware Law.

          11.2  No Prohibition.  No provision of any applicable law or
                --------------
regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger.


                                  ARTICLE XII

                                  TERMINATION

          12.1  Termination.  This Agreement may be terminated at any time prior
                -----------
to the Effective Date, notwithstanding approval of the Agreement by the NEWCO Stockholder, by mutual written consent of the Boards of Directors of NEWCO and ETG; or

          12.2  Effect of Termination.  In the event that this Agreement is
                ---------------------
terminated, this Agreement shall forthwith become void and of no further force or effect and there shall be no obligation on the part of NEWCO, ETG or their respective officers, directors or stockholders.

                                  ARTICLE XIII

                                 MISCELLANEOUS

          13.1  Non-Survival of Representations and Warranties.  The
                ----------------------------------------------
representation and warranties contained herein shall expire at the Effective
Date.

          13.2  Tax Treatment.  It is expressly understood and agreed that ETG
                -------------
and NEWCO and their respective officers and agents have not made any warranty or agreement express or implied as to the tax consequences of this transaction.

          13.3  Notices.  Any notice hereunder to a party shall be deemed to be
                -------
properly served if in writing and delivered or mailed to (with a contemporaneous copy by telex or facsimile transmission), in the case of ETG:

                Emons Transportation Group, Inc.
                96 South George Street
                York, PA  17401
                Attn:  Mr. Scott Ziegler

and, in the case of NEWCO:

                ETG Merger Corporation
                96 South George Street
                York, PA  17401
                Attn:  Mr. Scott Ziegler

or to such other address as may have been furnished in writing by such party to the other party to this Agreement, and shall be deemed to have been given as of the time delivered or mailed registered or certified mail, postage paid, except that notice of termination pursuant hereto shall be effective only upon receipt.

          13.4  Prior Agreements; Modifications; Waivers.  This Agreement shall
                ----------------------------------------
supersede all other prior agreements, documents or other instruments with respect to the matters covered hereby. This Agreement may be amended or modified at any time prior to the Effective Date by written agreement of the Board of Directors of the parties hereto, or officers authorized by such Boards, at any time before or after approval thereof by the stockholders of either or both Constituent Corporations.

          13.5  Captions.  The captions in this Agreement are for convenience
                --------
only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

          13.6  Governing Law.  The terms of this Agreement shall be governed
                -------------
by, and interpreted and construed in accordance with the provisions of, the laws of the State of Delaware.

          13.7  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which when so executed shall constitute an original copy hereof.

                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by its duly authorized officers as of the date first above written.


Attest:                                 EMONS TRANSPORTATION GROUP, INC.


By: /s/ Scott Ziegler                   By: /s/ Robert Grossman
    ---------------------------             ---------------------------------
    Scott Ziegler                           Robert Grossman
    Secretary                               President

Attest:                                 ETG MERGER CORPORATION


By: /s/ Scott Ziegler                   By: /s/ Robert Grossman
    ---------------------------             ---------------------------------
    Scott Ziegler                           Robert Grossman
    Secretary                               President